EMPOWER FUNDS, INC.
Empower Ariel Mid Cap Value Fund
Institutional Class Ticker: MXOAX
Investor Class Ticker: MXMCX
(the “Fund”)
Supplement dated June 14, 2024, to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) for the Fund, each dated April 30, 2024, as supplemented
Notice of Merger
At a meeting held on June 12-13, 2024, the Board of Directors of Empower Funds, Inc. (“Empower Funds”), including a majority of its directors who are not “interested persons” of Empower Funds (as that term is defined in the Investment Company Act of 1940, as amended), approved an Agreement and Plan of Reorganization that provides for the merger of the Empower Ariel Mid Cap Value Fund, a series of Empower Funds (the “Target Fund”), with and into the Empower Mid Cap Value Fund, another series of Empower Funds (the “Acquiring Fund”) (the “Merger”). The Merger does not require shareholder approval and is anticipated to be a tax-free reorganization for U.S. federal income tax purposes.
It is anticipated the Merger will be consummated on or about October 25, 2024, or on such other date as the officers of Empower Funds determine (the “Closing Date”). As of the close of business on the Closing Date, shareholders of Institutional Class and Investor Class shares of the Target Fund will automatically receive a proportionate number of Institutional Class and Investor Class shares, respectively, of the Acquiring Fund. Shares of the Acquiring Fund received in the Merger will have the same total net asset value as the total net asset value of the Target Fund shares surrendered by such shareholders. Accordingly, when acquiring shares of the Target Fund prior to the Closing Date, you should also consider the strategies and risks of the Acquiring Fund. Please see the Prospectus or Summary Prospectus for the Acquiring Fund for further information on its strategies and risks.
This Supplement must be accompanied by or read in conjunction with the current Prospectus, Summary Prospectus and SAI, each dated April 30, 2024, as supplemented.
Please keep this Supplement for future reference.